Description of Business, Going Concern and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business, Going Concern and Summary of Significant Accounting Policies
Note 1. Description of Business, Going Concern, and Summary of Significant Accounting Policies
Description of Business
For convenience in this report, the terms "our," "us," "we", the "Company", or "Venator" may be used to refer to Venator Materials PLC and, unless the context otherwise requires, its subsidiaries.
Venator became an independent publicly traded company following our IPO and separation from Huntsman Corporation ("Huntsman") in August 2017. Venator operates in two segments: Titanium Dioxide and Performance Additives. The Titanium Dioxide segment primarily manufactures and sells TiO2, and operates seven TiO2 manufacturing facilities across the globe. The Performance Additives segment manufactures and sells functional additives, color pigments and timber treatment chemicals. This segment operates 13 manufacturing and processing facilities globally.
Basis of Presentation
Venator’s consolidated financial statements have been prepared in accordance with U.S. GAAP. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In the notes to consolidated financial statements, all dollar and share amounts in tabulations are in millions of dollars and shares, respectively, unless otherwise indicated.
Going Concern
The accompanying consolidated financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

We began to experience global inflationary pressures during 2021, particularly in Europe, where we experienced significant increases in our energy costs during periods subsequent to the COVID-19 pandemic shutdowns. The inflationary pressures on European energy were exacerbated in 2022 after Russia’s invasion of Ukraine while other operating costs also remained inflated. Beginning in the third quarter of 2022, we began to experience a significant reduction in demand for our TiO2 products sold in Europe and APAC while energy market prices reached record highs and other cost inflation continued to increase. The decrease in demand continued through the fourth quarter of 2022 and we reported a net loss of $181 million and net cash outflows from operations of $114 million for the year ended December 31, 2022. At December 31, 2022, we had an accumulated deficit of $648 million and a working capital deficit of approximately $396 million. We had total liquidity of $276 million at December 31, 2022, consisting of $114 million of cash and cash equivalents and $162 million of availability under our ABL facility compared to total liquidity at February 17, 2023 of $134 million, consisting of $97 million of cash and cash equivalents and approximately $37 million of available liquidity under our ABL facility as a result of borrowings made during 2023 and discretionary reserves imposed by the lenders. However, we are unable to utilize the majority of this available liquidity due to a cash dominion minimum availability requirement if availability falls below 10% of the aggregate principal amount of our facility. In addition, we expect that our lenders will impose additional discretionary reserves, including a reserve currently estimated to be approximately $25 million related to our cross-currency swaps, which will further impact our available liquidity.

Based on our current projections, we expect to continue to incur negative cash flows for the twelve-month period following the date of this filing and we believe that our current level of liquidity is not sufficient to fund ongoing operations. We expect our cash flows to be impacted by recent and future downgrades in our credit ratings, upon which we expect our suppliers to reduce our credit terms or require other assurances, such as prepaying for future deliveries, which will further impact our liquidity. Furthermore, failure to deliver an unqualified opinion (including not containing an explanatory paragraph regarding going concern) to the lenders under our Term Loan Facility and ABL Facility by March 31, 2023 will result in a “default” under our credit agreements. A failure to timely cure such default, which cure may be required as early as April 30, 2023, will constitute an “event of default” under our credit agreements. Upon an event of default, the lenders under our Term Loan Facility and ABL Facility can accelerate the repayment of the outstanding borrowings under our facilities and exercise other rights and remedies that they have under applicable laws. In addition, an event of default under our Term Loan Facility or ABL Facility that remains uncured for 30 days will constitute an event of default under our 9.5% Senior Secured Notes due 2025 (the "Senior Secured Notes") and our 5.75% Senior Unsecured Notes due 2025 (the "Senior Unsecured Notes"). These conditions and events raise substantial doubt about our ability to continue as a going concern.

We have taken a number of recent actions to increase our liquidity, including implementing a cost reduction program and entering into a definitive agreement to divest the iron oxide business from within the Color Pigments business which is expected to close at the end of the first quarter of 2023. However, our projections show the need for additional liquidity beginning in the second half of 2023, beyond that which we expect to generate as a result of the foregoing actions, and as such, we are undertaking plans to mitigate these conditions and events and improve our liquidity position, including an in-depth strategic review of our business to improve our operations, strengthen our liquidity, and establish a sustainable capital structure. Given current market conditions, we cannot provide assurance that our undertakings will be successful. Credit and market disruptions, among other things, make it more difficult for us to obtain, or increase our cost of obtaining capital and financing for our operations and may require us to restructure our existing debt. Our access to additional capital may not be available on terms acceptable to us or at all. We may seek a waiver of the requirement to deliver an unqualified opinion (including not containing an explanatory paragraph regarding going concern) from the lenders. However, we can provide no assurance that, if sought, a waiver of this requirement will be granted. If we are unable to obtain a waiver from our lenders and raise additional capital or restructure our existing capital in order to provide sufficient liquidity to operate our business, we may have to take other strategic measures. However, our plans have not been finalized, and the execution of such plans will be subject to market conditions and other uncertainties which are not within our control, and therefore the outcome of our plans cannot be deemed probable. As a result, we have concluded that our plans do not alleviate substantial doubt about our ability to continue as a going concern.

The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of this uncertainty.

Summary of Significant Accounting Policies
Asset Retirement Obligations
Venator accrues for asset retirement obligations, which consist primarily of asbestos abatement costs, demolition and removal costs, leasehold remediation costs and landfill closure costs, in the period in which the obligations are incurred. Asset retirement obligations are initially recorded at estimated fair value. When the related liability is initially recorded, Venator capitalizes the cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its estimated settlement value and the capitalized cost is depreciated over the useful life of the related asset. Upon settlement of the liability, Venator will recognize a gain or loss for any difference between the settlement amount and the liability recorded. See "Note 14. Asset Retirement Obligations."
Carrying Value of Long-Lived Assets
Venator reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable. Recoverability is based upon current and anticipated undiscounted cash flows, and Venator recognizes an impairment when such estimated cash flows are less than the carrying value of the asset. Measurement of the amount of impairment, if any, is based upon the difference between carrying value and fair value. Fair value is generally estimated by discounting estimated future cash flows using a discount rate commensurate with the risks involved. In connection with our asset evaluation policy, we reviewed all of our long-lived asset groups for indicators that the carrying value may not be recoverable. As a result of this evaluation, we determined that impairment indicators existed for our European TiO2 and Functional Additives asset group at December 31, 2022. We concluded that the estimated undiscounted cash flows for the use and eventual disposition of the European TiO2 and Functional Additives asset group were in excess of the net carrying value of the asset group, and therefore no impairment was recorded.
Assets and liabilities (disposal groups) to be sold are classified as held for sale at the lower of their carrying value or fair value less any costs to sell. Any loss resulting from this measurement is recognized in the period in which the held for sale criteria are met. We assess the fair value of a disposal group, less any costs to sell, each reporting period it remains classified as held for sale and report any subsequent changes as an adjustment to the carrying value of the disposal group, as long as the new carrying value does not exceed the carrying value of the disposal group at the time it was initially classified as held for sale.
Cash and Cash Equivalents
Venator considers cash in bank accounts and short-term highly liquid investments with remaining maturities of three months or less at the date of purchase to be cash and cash equivalents.
Cost of Goods Sold
Venator classifies the costs of manufacturing and distributing its products as cost of goods sold. Manufacturing costs include variable costs, primarily raw materials and energy, and fixed expenses directly associated with production. Manufacturing costs include, among other things, plant site operating costs and overhead costs (including depreciation), production planning and logistics costs, repair and maintenance costs, plant site purchasing costs, and engineering and technical support costs. Distribution, freight, and warehousing costs are also included in cost of goods sold.
Derivative Transactions and Hedging Activities
All derivatives are recorded on Venator’s consolidated balance sheets at fair value. Gains and losses on derivative instruments designated as cash flow hedges are recorded in accumulated other comprehensive income (loss) and recognized in income (expense) when the hedged item impacts earnings.

Gains and losses on derivative instruments designated as fair value hedges are presented in the same income statement line that is used to present the earnings effect of the hedged item. In regards to our cross-currency swaps, changes in fair value attributable to the change in spot foreign currency rates are recognized in foreign exchange gain (loss), and reported in Other operating expense (income) in our consolidated statements of operations, along with the offsetting gains and losses of the related hedged item. We have elected to exclude the forward interest rate differential from the assessment of hedge effectiveness in the fair value hedge and account for it as an excluded component. The changes in fair value of the excluded component of the cross-currency swaps are recorded in Other comprehensive income (loss). See "Note 17. Derivative Instruments and Hedging Activities."

Carbon Emissions Allowances
Venator carries carbon emissions allowances at the lower of cost or market which are classified as “Other current assets” on the consolidated balance sheets and are held until surrendered, at which point they are offset against the related carbon emissions obligation.

Environmental Expenditures
Environmental-related restoration and remediation costs are recorded as liabilities when site restoration and environmental remediation and cleanup obligations are either known or considered probable and the related costs can be reasonably estimated. Other environmental expenditures that are principally maintenance or preventative in nature are recorded when expended and incurred and are expensed or capitalized as appropriate. See "Note 23. Environmental, Health and Safety Matters."
Financial Instruments
The carrying amounts reported in the balance sheets for cash and cash equivalents, accounts receivable, amounts receivable from affiliates, accounts payable, current portion of amounts payable to affiliates, and accrued liabilities approximate their fair value because of the immediate or short-term maturity of these financial instruments. The fair value of non-qualified employee benefit plan investments is estimated using prevailing market prices. The estimated fair values of Venator’s long-term debt are based on quoted market prices for the identical liability when traded as an asset in an active market.
Foreign Currency Translation
Venator is domiciled in the U.K. which uses the British pound sterling, however, we report in U.S. dollars. The accounts of Venator’s operating subsidiaries outside of the U.S. consider the functional currency to be the currency of the economic environment in which they operate. Accordingly, assets and liabilities are translated at rates prevailing at the balance sheet date. Revenues, expenses, gains and losses are translated at a weighted average rate for the period. Cumulative translation adjustments are recorded to equity as a component of accumulated other comprehensive loss.
Net foreign currency translation gains of $2 million, net losses of $7 million, and net losses of $4 million are reported in other income, net in the consolidated statements of operations for the years ended December 31, 2022, 2021 and 2020, respectively.
Income Taxes
Venator uses the asset and liability method of accounting for income taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial and tax reporting purposes. Venator evaluates deferred tax assets to determine whether it is more likely than not that they will be realized. Valuation allowances are reviewed on a tax jurisdiction basis to analyze whether there is sufficient positive or negative evidence to support a change in judgment about the realizability of the related deferred tax assets for each jurisdiction. These conclusions require significant judgment. In evaluating the objective evidence that historical results provide, Venator considers the cyclicality of Venator and cumulative income or losses during the applicable period. Cumulative losses incurred over the period limit Venator’s ability to consider other subjective evidence such as Venator’s projections for the future. Changes in expected future income in applicable tax jurisdictions could affect the realization of deferred tax assets in those jurisdictions.
Accounting for uncertainty in income taxes prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The application of income tax law is inherently complex. Venator is required to determine if an income tax position meets the criteria of more-likely-than-not to be realized based on the merits of the position under tax law, in order to recognize an income tax benefit. This requires Venator to make significant judgments regarding the merits of income tax positions and the application of income tax law. Additionally, if a tax position meets the recognition criteria of more-likely-than-not, Venator is required to make judgments and apply assumptions in order to measure the amount of the tax benefits to recognize. The judgments are based on the probability of the amount of tax benefits that would be realized if the tax position was challenged by the taxing authorities. Interpretations and guidance surrounding income tax laws and regulations change over time. As a consequence, changes in assumptions and judgments can materially affect amounts recognized in the consolidated financial statements. See "Note 19. Income Taxes."
Intangible Assets
Intangible assets are stated at cost (fair value at the time of acquisition) and are amortized using the straight-line method over the estimated useful lives or the life of the related agreement as follows:

Patents, trademarks and technology	5 - 30 years
Other intangibles	5 - 15 years
Inventories
Inventories are stated at the lower of cost or market, with cost determined using the first-in, first-out and average costs methods for different components of inventory.
Legal Costs
Venator expenses legal costs, including those legal costs incurred in connection with a loss contingency, as incurred.
Property, Plant and Equipment
Property, plant and equipment is stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives or lease term as follows:

Buildings and leasehold improvements	5 - 50 years
Plant and equipment	3 - 30 years
Normal maintenance and repairs of plant and equipment are charged to expense as incurred. Renewals, betterments, and major repairs that significantly extend the useful life of the assets are capitalized and the assets replaced, if any, are retired.
Research and Development
Research and development costs are expensed as incurred and recorded in selling, general and administrative expense. Research and development costs charged to expense were $12 million, $15 million and $13 million for the years ended December 31, 2022, 2021 and 2020, respectively.
Restructuring and Plant Closing and Transition Costs

Venator records restructuring, plant closing, and transition costs when management approves a detailed restructuring plan which materially changes either the scope of our business or the way that business is conducted. Costs associated with a restructuring plan generally consist of employee termination benefits, adjustments in the carrying value of the related facilities and machinery and equipment, and other exit-related costs including costs to close facilities. We record a liability for employee termination benefits when (i) management commits to a plan of termination, (ii) the plan identifies the number of employees to be terminated and their job classifications or functions, locations and the expected completion date, (iii) the plan establishes the terms of the benefit arrangement and (iv) it is unlikely that significant changes to the plan will be made or the plan will be withdrawn. Restructuring and related costs may also include the write-down or accelerated depreciation of related assets when the sale or abandonment of the asset is a direct result of the plan. Other exit-related costs include demolition and site preservation costs. Restructuring, plant closing, and transition costs costs are recognized as an operating expense within the consolidated statements of operations. See "Note 13. Restructuring, Impairment and Plant Closing and Transition Costs" for additional detail.
Revenue Recognition
We generate substantially all of our revenues through sales of inventory in the open market and via long-term supply agreements. At contract inception, we assess the goods promised in our contracts and identify a performance obligation for each promise to transfer to the customer a distinct good. In substantially all cases, a contract has a single performance obligation to deliver a promised good to the customer. Revenue is recognized when the performance obligations under the terms of our contracts are satisfied. Generally, this occurs at the time of shipping, at which point the control of the goods transfers to the customer. Further, in determining whether control has transferred, we consider if there is a present right to payment and legal title, along with risks and rewards of ownership having transferred to the customer. Revenue is measured as the amount of consideration we expect to receive in exchange for transferred goods. Sales, value added, and other taxes we collect concurrent with revenue-producing activities are excluded from revenue. Incidental items that are immaterial in the context of the contract are recognized as expense. We have elected to account for all shipping and handling activities as fulfillment costs. We recognize these costs for shipping and handling when control over products have transferred to the customer as an expense in cost of goods sold. We have also elected to expense commissions when incurred as the amortization period of the commission asset that we would have otherwise recognized is less than one year.

The amount of consideration we receive and revenue we recognize is based upon the terms stated in the sales contract, which may contain variable consideration such as discounts or rebates. We also give our customers a limited right to return products that have been damaged, do not satisfy their specifications, or for other specific reasons. Payment terms on product sales to our customers typically range from 30 days to 90 days. Although certain exceptions exist where standard payment terms are exceeded, these instances are infrequent and do not exceed one year. Discounts are allowed for some customers for early payment or if certain volume commitments are met. As our standard payment terms are less than one year, we have elected to not assess whether a contract has a significant financing component. In order to estimate the applicable variable consideration at the time of revenue recognition, we use historical and current trend information to estimate the amount of discounts, rebates, or returns to which customers are likely to be entitled. Historically, actual discount or rebate adjustments relative to those estimated and accrued at the point of which revenue is recognized have not materially differed.

Share-based Compensation
We measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. That cost will be recognized over the period during which the employee is required to provide services in exchange for the award.
Earnings Per Share
Basic earnings per share excludes dilution and is computed by dividing net income attributable to Venator Materials PLC ordinary shareholders by the weighted average number of shares outstanding during the period. Diluted earnings per share reflects all potential dilutive ordinary shares outstanding during the period and is computed by dividing earnings attributable to
Venator Materials PLC ordinary shareholders by the weighted average number of shares outstanding during the period increased by the number of additional shares that would have been outstanding as dilutive securities.